SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               December 6, 1996
   Date of Report ........................................................
                       (Date of earliest event reported)

                        U. S. AUTO RECEIVABLES COMPANY
 ..........................................................................
               (Exact name of registrant as specified in its charter)


State of Michigan                 33-55795                 38-2997412
 ..........................................................................
(State or other jurisdiction       (Commission)            (IRS Employer
  of incorporation)                   File No.)        Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)


                                                       (810) 948-3031
Registrant's telephone number, including area code........................


This filing relates to Registration Statement No. 33-55795.




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Item 5.  Other Events.


        In connection with the proposed offering of CARCO Auto Loan Master Trust, Series 1996-2, Floating Rate Auto Loan Asset Backed Certificates, attached as Exhibit 99 are certain materials prepared by U. S. Auto Receivable Company that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

        Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


        (a)    Financial statements of businesses acquired;

               None

        (b)    Pro forma financial information:

               None

        (c)    Exhibits:

               Exhibit 99



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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHRYSLER FINANCIAL CORPORATION



Date: December 9, 1996                       By  /s/  B.C. Babbish
                                             ---------------------
                                              Assistant Secretary

                                 EXHIBIT INDEX


Exhibit
  No.          Description of Exhibit
-------        ----------------------
  99           Material prepared by U. S. Auto Receivables Company in
               connection with CARCO Auto Loan Master Trust, Series 1996-2 pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the
               "Commission") to Kidder, Peabody Acceptance Corporation-1,
               Kidder, Peabody & Co. Incorporated and Kidder Structured Asset
               Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities
               Association.

                                  EXHIBIT 99




CARCO Auto Loan Master Trust 1996-2 Structural and Collateral Materials